     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2003 of the JPMorgan Fleming Tax Aware International Opportunities Fund, a series of J.P. Morgan Mutual Fund Group (the "Registrant").

I, George C.W. Gatch, certify that:


1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the JPMorgan Fleming Tax Aware International Opportunities Fund, a series of the Registrant.

/s/ George C.W. Gatch
--------------------------------------
George C.W. Gatch
President

6/19/03
--------------------------------------
Date

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2003 of the JPMorgan Fleming Tax Aware International Opportunities Fund, a series of J.P. Morgan Mutual Fund Group (the "Registrant").

I, David Wezdenko, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the JPMorgan Fleming Tax Aware International Opportunities Fund, a series of the Registrant.

/s/ David Wezdenko
--------------------------------------
David Wezdenko
Treasurer

6/18/03
--------------------------------------
Date